FEDERATED U.S. GOVERNMENT SECURITIES FUND: 2-5 YEARS

Institutional Shares
Institutional Service Shares
--------------------------------------------------------------------------------
Supplement to Prospectuses dated March 31, 1997



Effective September 1997, Joseph M. Balestrino is no longer a portfolio manager for Federated U.S. Government Securities Fund: 2-5 Years. In the sub-section of the prospectuses entitled "Adviser's Background," please delete the biography of Joseph M. Balestrino in its entirety and replace it with the following:

     "Robert J. Ostrowski has been the Trust's portfolio manager since September 1997. Mr. Ostrowski joined Federated in 1987 as an Investment Analyst and has been a Senior Vice President of the Trust's adviser since September 1997. Mr. Ostrowski served as a Vice President of the Trust's adviser from 1993 to 1997, and as an Assistant Vice President from 1992 to 1993. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University."



Susan M. Nason remains as a portfolio manager of the Trust.



[GRAPHIC OMITTED]

        Cusip 31428P103, 31428P202
        G01517-02(9/97)
[GRAPHIC OMITTED]

                                                        September 29, 1997